UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June. 14, 2017

GREENKRAFT, INC.

(Exact name of registrant as specified in charter)

Nevada	000-53047	20-8767728
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2530 S. Birch Street Santa Ana, California
92707	(Address of principal executive offices)
(Zip Code)

(714) 545-7777

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

 ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)

On June 14, 2017, the Board of Directors of Greenkraft Inc. (the "Company") dismissed Simon & Edward, LLP.

Greenkraft's audit reports on the Company's financial statements for the Year ended December 31, 2016 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company's two most recent year and through the date of this filing there were no disagreements between the Company and Simon & Edward LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Simon & Edward LLP would have caused Simon & Edward LLP to make reference to the subject matter of the disagreement in connection with its report.

During the Company's last most recent year end statements ending December 31, 2016, there were no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K).

(b)

On June 14, 2017, the Board of Directors of the Company approved the appointment of Benjamin & Young LLP as the Company's independent registered public accounting firm, to audit the financial statements of the Company for the First quarter March 31, 2017.

Item 9.01

Financial Statements and Exhibits

(d)   Exhibits

Exhibit Number	Description of Exhibit
16.1	Letter from Simon & Edward LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENKRAFT, INC.

Date: June 14, 2017	By:	/s/ George Gemayel
George Gemayel, President & C.E.O.

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